UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2024

Clean Vision Corporation

(Exact name of registrant as specified in its charter)

Nevada	024-11501	85-1449444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 N. Sepulveda Blvd. Suite 1051

Manhattan Beach, CA 90266

(Address of Principal Executive Offices) (Zip Code)

(424) 835-1845

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 20, 2024, Clean Vision Corporation (the “Company”) received a written notification from its independent registered public accounting firm, Fruci & Associates II, PLLC (“Fruci”), advising the Company that, through no fault of the Company and solely due to Fruci’s failure to follow sufficient audit procedures, the financial statements (the “2023 Financials”) and audit opinion (the “2023 Fruci Opinion”) issued by Fruci in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) can no longer be relied upon and that Fruci was withdrawing the 2023 Fruci Opinion.

During conversations between Fruci and certain members of the Company’s management and board of directors where these matters were discussed, Fruci took full responsibility and advised the Company that the failure to sufficiently comply with audit procedures concerning the 2023 Financials and 2023 Fruci Opinion resulted solely from Fruci’s failure to complete sufficient audit procedures and not from any act or omission of the Company.

Fruci also advised the Company that it (i) is in the process of completing the omitted audit procedures and (ii) fully agrees with the disclosure contained in this Current Report on Form 8-K as set forth in its letter to the Company dated July 25, 2024, a copy of which is filed as Exhibit 99.1 herewith.

Upon Fruci’s successful completion of the omitted audit procedures, the Company intends to file an amendment to its 2023 Annual Report to include a new audit opinion from Fruci.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter from Fruci & Associates II, PLLC to the Clean Vision Corporation dated July 25, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN VISION CORPORATION

Date: July 25, 2024	By:	/s/ Daniel Bates
	Name:	Daniel Bates
	Title:	Chief Executive Officer